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                                                                    Exhibit 23.3

                      CONSENT OF RYDER SCOTT COMPANY, L.P.

     We hereby consent to the use of our report dated January 17, 2003 regarding Torch Energy Royalty Trust interest for the year ended December 31, 2002 and to reference to our firm included in this Form 10-K.

                                       RYDER SCOTT COMPANY, L.P.



                                       By:  /s/ Ryder Scott Company, L.P.
                                            ------------------------------
                                            Ryder Scott Company, L.P.


Houston, Texas
March 25, 2003